Exhibit 10.5

獨家業務合作協議

Exclusive Business Cooperation Agreement

本獨家業務合作協議（下稱“本協議”)由下列各方於2026年7月27日在中華民國台北市簽訂：

This Exclusive Business Cooperation Agreement (“Agreement”) is made and entered into in Taipei, Taiwan (R.O.C) on July 28, 2026, by and among the following Parties:

1.	Nocera, Inc. （以下稱為“NOCERA”）：

註冊地：中華民國新北市汐止區大同路一段185號3樓

Nocera, Inc.（hereinafter referred to as “NOCERA”）

Registered Address: 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)

2.	晶旺科技股份有限公司（以下稱為“國内公司”）

註册地：新北市中和區板南路496號4樓之5（統一編號：42571157）

QMAX Technology CO., LTD.（hereinafter referred to as the “Domestic Company”）

Registered Address: 4th Floor-5, No. 496, Bannan Road, Zhonghe District, New Taipei City, Taiwan (R.O.C.) (Unified Business No.: 42571157)

鑒於：

Whereas：

1.	NOCERA是在亞美利堅合眾國（以下簡稱“美國”）成立的企業，擁有提供技術諮詢和服務的資源和資格；

NOCERA is a corporation duly incorporated under the laws of the State of Nevada, United States of America (hereinafter referred to as the “US”), and listed on the Nasdaq Capital Market (Nasdaq: NCRA), and has resources and qualifications to provide technical consulting and services;

2.	國內公司為在中華民國註冊的國內股份有限責任公司；以及

The Domestic Company is a domestic funded limited liability company registered in the Taiwan (R.O.C) and

3.	NOCERA同意向國內公司提供技術諮詢和相關服務，國內公司同意接受NOCERA提供的技術諮詢和服務。

NOCERA agrees to provide technical consulting and related services to the Domestic Company, and the Domestic Company agrees to accept the technical consulting and services provided by NOCERA.

因此，雙方經協商一致同意：

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NOW, THEREFORE, the Parties agree as follows upon negotiation:

1.	技術諮詢和服務; 獨家和專有權益

Technical Consulting and Services; Sole and Exclusive Rights and Interests

1.1NOCERA同意作為國內技術諮詢和服務提供者依照協議規定的條件向國內公司提供技術諮詢和服務（有關服務的具體內容（以下簡稱“目標業務”），請參見附錄1）。

NOCERA agrees to provide technical consulting and services (please see Appendix 1 for the specific content thereof (hereinafter referred to as the “Target Business”) to the Domestic Company as the technical consulting and service provider of the Domestic Company in accordance with the conditions set forth herein during the term of this Agreement.

1.2國內公司同意接受NOCERA提供的技術諮詢和服務。國內公司進一步同意，未經NOCERA事先書面同意，在本協議有效期內，國內公司不得接受任何協力廠商提供的與目標業務相同或類似的任何技術諮詢和服務。

The Domestic Company agrees to accept the technical consulting and services provided by NOCERA. The Domestic Company further agrees that, without prior written consent of NOCERA, during the term of this Agreement, the Domestic Company shall not accept any technical consulting and services identical or similar to Target Business that are provided by any third party.

2.	技術諮詢和服務費（以下簡稱為“諮詢服務費”）的計算和支付

Calculation and Payment of the Technical Consulting and Service Fee (here in after referred to as the “Consulting Service Fee”）

雙方同意，本協定項下的諮詢服務費應根據本協定附錄2中規定的方法確定和支付。

The Parties agree that the Consulting Service Fee under this Agreement shall be determined and paid based on the method set forth in Appendix 2 attached hereto. The Consulting Service Fee shall be set by NOCERA in its sole discretion, taking into account the complexity, scope, and value of the services provided, the operating costs incurred by NOCERA, and such other factors as NOCERA deems relevant. NOCERA shall have the right to adjust the Consulting Service Fee at any time upon written notice to the Domestic Company.

3.	締約方責任

Responsibilities of the Parties

3.1  NOCERA的責任。除了其他條款中提供的職責外，NOCERA還應承擔以下責任：

Responsibilities of NOCERA. In addition to the responsibilities provided in other clauses hereof, NOCERA shall also assume the following responsibilities:

（a）	專業、及時向國內公司提供支援服務;

To provide support services to the Domestic Company professionally and timely;

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（b）	協助國內公司編制與目標業務有關的業務計畫;

To assist the Domestic Company in preparing the business plan relating to the Target Business;

（c）	協助國內公司規劃，設計，開發和參與目標業務;

To assist the Domestic Company in the planning, design, development of, and engagement in, the Target Business;

（d）	為國內公司提供合格的服務人員，以履行本協定項下的服務; 以及

To provide the Domestic Company with competent talent for the purpose of performing the services hereunder; and

（e）	嚴格履行本協議項下的義務以及作為一方的任何其他相關協議。

To strictly fulfill its obligations under this Agreement and any other relevant contract to which it is a party.

3.2 國內公司的責任。除了其他條款中規定的職責外，國內公司還應承擔以下責任：

Responsibilities of the Domestic Company. In addition to the responsibilities provided in other clauses hereof, the Domestic Company shall also assume the following responsibilities:

（a)	未經NOCERA事先書面同意，不接受任何協力廠商提供的任何相同或類似的支援服務;

Without prior written consent of NOCERA, not to accept any identical or similar support service provided by any third party;

（b）	接受NOCERA提供的所有服務和有關支援服務的所有建議;

To accept all services and all advice on the support services, provided by NOCERA;

（c）	在NOCERA協助下編制業務計畫;

To prepare the business plan under the assistance of NOCERA;

（d）	在NOCERA的協助下策劃，設計，發展，創造及從事目標業務;

To plan, design, develop, create and engage in the Target Business under the assistance of NOCERA;

（e）	如果發生任何影響國內公司正常運營的事件，則為國內公司應及時通知NOCERA;

In case of any event which affects the normal operation of the Domestic Company, the Domestic Company shall timely notify NOCERA;

（f）	國內公司特此授權NOCERA或NOCERA的任何授權人員在合理時間內進入國內公司的辦公場所或其他營業場所;

The Domestic Company hereby authorizes NOCERA or any authorized person of NOCERA to enter into the office space or other place of business of the Domestic Company within reasonable time;

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（g）	國內公司不得採取並試圖促使其他協力廠商不採取任何可能對NOCERA的所有權或本協定所提供服務的智慧財產權產生任何不利影響的行為;

The Domestic Company shall not take, and shall try to cause other third parties not to take, any action which may produce any adverse effect on NOCERA’s ownership or intellectual property rights of and in the services provided hereunder;

（h）	向NOCERA提供NOCERA認為必要或有用的任何技術或其他材料，以提供本協定項下的服務，並允許NOCERA進入NOCERA認為必要或有用的相關設施，以提供服務本協定;

To provide NOCERA with any technology or other material which NOCERA deems necessary or useful for it to provide the services hereunder, and allow NOCERA to enter into relevant facilities which NOCERA deems necessary or useful for it to provide the services hereunder;

（i）	為目標業務建立及維持一個單獨的會計單位;

To establish and maintain a separate accounting unit for the Target Business;

（j）	嚴格遵守NOCERA與國內公司共同制定的業務計畫和決策，經營和實施國內公司的目標業務和其他業務;

To operate and carry out the Target Business and other business of the Domestic Company in strict compliance with the business plan and decisions jointly made by NOCERA and the Domestic Company;

（k）	如果國內公司打算與任何協力廠商訂立任何重要合約，則須在簽訂該合約前取得NOCERA的書面同意。 “重大合同”是指任何與協力廠商的書面或口頭合同，協定，契約或合作承諾，股權轉讓，融資或以其他方式影響國內公司的任何業務和NOCERA本協議的利益或使NOCERA決定採取對本協議的任何變更或提前終止;

Where the Domestic Company intends to enter into any material contract with any third party，it shall obtain the written consent of NOCERA prior to execution of such contract. A “material contract” refers to any written or oral contract，agreement，covenant or undertaking of cooperation，equity transfer，financing or otherwise affecting any business of the Domestic Company and NOCERA’s interest in this Agreement or causing NOCERA to decide to make any change to or early terminate this Agreement, with any third party;

（l）	以有效，審慎及合法的方式管理目標業務，以實現利潤最大化;

To manage the Target Business in a valid, prudent and lawful manner, so as to maximize the profits;

（m）	協助NOCERA並向NOCERA提供足夠的合作，以便NOCERA有效履行其義務和義務所需的一切事務;

To assist NOCERA in, and provide NOCERA with sufficient cooperation on, all affairs required for NOCERA to validly fulfill its duties and obligations hereunder;

（n）	向NOCERA報告與工商有關主管部門的所有通信，並及時向NOCERA提供從工商相關主管部門獲得的所有檔，許可證，批准和授權的影本;

To report all communications with the relevant administrations for industry and commerce to NOCERA, and timely provide NOCERA with the photocopies of all documents, permits, approvals and authorizations obtained from relevant administrations for industry and commerce;

（o）	為履行本協定項下的服務，協助NOCERA與中華民國政府，省，地方政府及其他實體的其他相關部門和機構建立和維持關係，並協助NOCERA獲取所有此類工作所需的許可，許可，批准和授權;

For the purpose of performing the services hereunder, to assist NOCERA in carrying out, establishing and maintaining relationships with other relevant departments and agencies of the Taiwan (R.O.C) government, provincial and local governments and other entities, and assist NOCERA in obtaining all permits, licenses, approvals and authorizations required for such work;

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（p）	協助NOCERA完成所有免稅進口手續，以提供NOCERA提供服務所需的資產，材料和用品;

To assist NOCERA in completing all duty-free importation formalities for the supply of assets, materials and supplies as required for NOCERA to provide services;

（q）	協助NOCERA以具競爭力的價格購買NOCERA在中華民國所需的設備，材料，供應品，勞務及其他服務;

To assist NOCERA in purchasing equipment, materials, supplies, labor services and other services required by NOCERA in the Taiwan (R.O.C) at a competitive price;

（r）	按照所有適用的中華民國法律法規運營，並執行與運營有關的所有必要手續;

To operate in accordance with all applicable Taiwan (R.O.C) laws and regulations, and complete all necessary formalities relating to the operation;

（s）	向NOCERA提供有關中華民國法律，法規，條例及規則的影本以及NOCERA所需的其他相關材料;

To provide NOCERA with the photocopies of relevant Taiwan (R.O.C) laws, regulations, ordinances and rules as well as other relevant materials required by NOCERA;

（t）	國內公司將使其股東同意，NOCERA有權從國內公司的股東獲得任何獎金，股息或其他利潤或利益（不論形式如何），國內公司的股東應在實現此類獎金，股息，利潤或利益時，無延遲或附加條件支付或轉讓給NOCERA。

The Domestic Company will cause its shareholders to agree that any bonus, dividend, or other profit or benefit (regardless of the form) which NOCERA is entitled to receive from the Domestic Company as a shareholder of the Domestic Company, shall be paid or transferred to NOCERA, without delay or additional condition, at the time of realization of such bonus, dividend, profit or benefit.

（u）	嚴格履行本協議項下的義務以及作為其一方的任何其他相關合同。

To strictly fulfill its obligations under this Agreement and any other relevant contract to which it is a party.

3.3國內公司的不作為義務。為了確保國內公司履行與NOCERA達成的所有協議以及對NOCERA的所有義務，國內公司向NOCERA承諾，除非經NOCERA或NOCERA指定的其他方事先書面同意，否則國內公司不參與任何可能對國內公司的資產，業務，人員，義務，權利或公司運營的任何重大或不利影響產生的交易，包括但不限於以下內容：

Inaction Obligation of the Domestic Company. In order to secure the Domestic Company performance of all agreements concluded with NOCERA and all obligations to NOCERA, the Domestic Company undertake to NOCERA that, except with prior written consent of NOCERA or other party designated by NOCERA, the Domestic Company shall not enter into any transaction which may produce any material or adverse effect on the assets, business, personnel, obligations, rights or corporate operation of the Domestic Company, including but not limited to the following:

（a）	開展超出公司正常業務範圍的任何活動;

To carry out any activity beyond the normal scope of business of the Company;

（b）	向任何協力廠商提供任何貸款或承擔任何債務;

To provide any loan to any third party or assume any debts;

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（c）	更改或罷免本公司任何董事或高級管理人員;

To change or remove any director of the Company or remove and replace any senior executive of the Company;

（d）	向任何協力廠商出售或獲得任何資產或權利，包括但不限於任何智慧財產權;

To sell or acquire any asset or right to and from any third party, including but not limited to any intellectual property right;

（e）	通過其自有資產或智慧財產權為任何協力廠商提供擔保或任何其他形式的擔保，或對本公司資產設置任何其他產權負擔;

To provide guarantee or any other form of security for any third party with its own assets or intellectual property rights, or set up any other encumbrance over the assets of the Company;

（f）	修改公司章程或更改公司的業務範圍;

To amend the articles of association or change the scope of business of the Company;

（g）	更改本公司的正常業務程式或修訂本公司任何重要的內部規則及規例;以及

To change the normal business procedures of the Company or amend any important internal rules and regulations of the Company; and

（h）	將本協議項下的權利和義務轉讓給任何協力廠商。

To transfer the rights and obligations hereunder to any third party.

4.	國內公司的經營管理和人員配備

Operation, Management and Staffing of the Domestic Company

4.1國內公司特此同意接受並嚴格執行NOCERA可能不時提供的有關其雇傭和解雇員工，日常運營和管理以及財務管理政策的建議。

The Domestic Company hereby agrees to accept and strictly implement the advice regarding its employment and dismissal of employees, daily operation and management and financial management policies as NOCERA may from time to time provide to it.

4.2如果NOCERA要求，國內公司同意根據法律，法規和公司章程規定的程式選舉NOCERA指定國內公司董事的候選人並保證董事如約當選為國內公司的董事長，並指定NOCERA指定的人員為國內公司的總經理，財務總監和其他高級管理人員。

The Domestic Company hereby agrees to elect the candidates designated by NOCERA as the directors of the Domestic Company in accordance with the procedures set forth in laws, regulations and the articles of association if so required by NOCERA, and guarantees that the directors so elected will elect the person recommended by NOCERA as the chairman of the Domestic Company and appoint persons designated by NOCERA as the general manager, chief financial officer and other senior executives of the Domestic Company.

4.3如果NOCERA指定的董事或高級管理人員離開NOCERA，無論他們辭職還是被NOCERA辭退，其將同時喪失在國內公司任職的資格。在這種情況下，國內公司將選舉由NOCERA指定的其他人擔任該職位。

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If such directors or senior executives designated by NOCERA leave NOCERA, regardless of whether they resign or are removed by NOCERA, they will simultaneously lose the qualifications to hold any office in the Domestic Company. In this case, the Domestic Company will elect other persons otherwise designated by NOCERA to hold such office.

4.4根據上述第4.3條，國內公司將根據法律，公司章程和本協議，採取一切必要的內部和外部公司程式完成此類任免手續。

For the purpose of Article 4.3 above, the Domestic Company shall take all necessary internal and external corporate procedures to complete such appointment and removal formalities in accordance with the laws，the articles of association and this Agreement.

4.5國內公司特此同意促使其股東簽訂不可撤銷的代理協定，根據該協定，國內公司的股東將不可撤銷地授權NOCERA指定的人代表他們在國內公司股東大會上行使所有投票權。國內公司將使其股東進一步同意，他們將應NOCERA的要求隨時更換代理協定中指定的人員。

The Domestic Company hereby agrees to cause its shareholders to enter into an irrevocable proxy agreement, under which shareholders of the Domestic Company will irrevocably authorize the persons designated by NOCERA to exercise their rights as shareholders on behalf of them, and exercise all voting power of shareholders on the shareholders’ meeting of the Domestic Company. The Domestic Company will cause its shareholders to further agree that they will replace the persons designated in such proxy agreement at the request of NOCERA at any time.

5.	陳述和保證

Representations and Warranties

5.1 NOCERA特此聲明並保證如下：

NOCERA hereby represents and warrants as follows:

（a）	該公司是根據美國合法註冊成立並有效存續的公司。

It is a company duly incorporated and validly existing under the US laws.

（b）	本協議的執行和履行屬於其公司權力和業務範圍；它已採取所有必要的公司行為獲取適當的授權，並已獲得協力廠商和政府機構的同意和批准以執行和執行本協定，本協定的執行和履行不違反任何法律限制或以其他方式約束對其產生影響。

Its execution and performance of this Agreement is within its corporate power and scope of business; it has taken all necessary corporate actions and given proper authorizations and has obtained consents and approvals from third parties and government agencies to execute and perform this Agreement, and such execution and performance of this Agreement does not violate any restrictions in law or otherwise binding or having an impact on it.

（c）	本協議一經簽署，即構成其合法，有效和有約束力的義務，可根據本協定的規定要求執行。

Once executed, this Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with the provisions of this Agreement.

5.2國內公司特此聲明並保證如下：

The Domestic Company hereby represents and warrants as follows:

（a）	該公司是根據中華民國法律正式註冊成立並有效存續的公司。

It is a company duly incorporated and validly existing under the Taiwan (R.O.C) laws.

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（b）	本協議的執行和履行屬於其公司權力和業務範圍;它已採取所有必要的公司行為並獲得適當的授權，並已獲得協力廠商和政府機構的同意和批准以執行和執行本協定，本協定的執行和履行不違反任何法律限制或以其他方式約束或以其他方式約束對其產生影響。

Its execution and performance of this Agreement is within its corporate power and scope of business; it has taken all necessary corporate actions and given proper authorizations and has obtained consents and approvals from third parties and government agencies to execute and perform this Agreement, and such execution and performance of this Agreement does not violate any restrictions in law or otherwise binding or having an impact on it.

（c）	本協議一經簽署，即構成其合法，有效和有約束力的義務，可根據本協定的規定要求執行。

Once executed, this Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with the provisions of this Agreement.

6.	保密

Confidentiality

6.1國內公司同意對因NOCERA提供專有諮詢和服務而取得或接觸的任何機密資料和資訊（以下簡稱“機密資訊”）努力採取一切合理的保密措施。未經NOCERA事先書面同意，國內公司不得披露，給予或者將此類機密資訊轉讓給任何協力廠商。本協議終止後，國內公司應依NOCERA的要求返還，或銷毀任何攜帶機密資訊的檔，資料或軟體，並刪除來自任何相關的存放裝置的機密資訊並停止使用此類機密資訊。

The Domestic Company agrees to make efforts to take all reasonable confidentiality measures to keep confidential any confidential data and information (hereinafter referred to as the “Confidential Information”） acquired or accessed to through acceptance of the exclusive consulting and services provided by NOCERA. Without prior written consent of NOCERA, the Domestic Company shall not disclose, give or transfer such Confidential Information to any third party. Upon termination of this Agreement, the Domestic Company shall at the request of NOCERA return to NOCERA, or destroy, any document, data or software carrying the Confidential Information, and delete any Confidential Information from any relevant memory device and cease the use of such Confidential Information.

6.2雙方同意本條款在本協議的變更，撤銷或終止後繼續有效。

The Parties agree that this Article shall survive the change, rescission or termination of this Agreement.

7.	違約責任和賠償

Default Liabilities and Indemnity

7.1違約責任。雙方同意並確認，如果違反本協議的任何條款，或者實質上未履行或延遲履行本協議項下的任何義務，則構成本協議下的違約（“違約”），且非違約方（“非違約方”）可以要求違約方在合理的時限內進行更正或採取補救措施。如果違約方在合理期限內或在他方書面通知違約方並要求更正後十（10）天內仍未作出更正或者補救，非違約方可以要求違約方支付違約賠償金。

Default Liabilities. The Parties agree and confirm that if any Party hereto “Breaching Party”）materially breaches any provision hereof, or materially fails to perform or delays in perform any obligation hereunder, it shall constitute a default hereunder (“Default”)，and the non-breaching Party (“Non-breaching Party”) may request the Breaching Party to make correction or take remedy within a reasonable time limit. Should the Breaching Party still fail to make correction or take remedy within such reasonable time limit or ten (10) days after the other Party notifies the Breaching Party in writing and requests for correction, the Non-breaching Party may request the Breaching Party to pay liquidated damages.

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7.2賠償。國內公司應完全賠償NOCERA因國內公司要求的諮詢和服務內容而引發對NOCERA提出的任何訴訟，索賠或其他要求所造成的任何損失，損害，責任和/或費用，並保證NOCERA不會因國內公司的任何行為或任何協力廠商因國內公司的行為而提出的任何索賠而對NOCERA造成的任何損失和損害。

Indemnity. The Domestic Company shall fully indemnify NOCERA against any loss, damage, liability and/or cost resulting from any action, claim or other demand made against NOCERA due to or arising out of the content of consulting and service required by the Domestic Company, and hold NOCERA harmless from any loss and damage caused to NOCERA by any act of the Domestic Company or any claim made by any third party due to the act of the Domestic Company.

8.	智慧財產權

Intellectual Property Rights

8.1許可權。履行本協議產生的任何權利和利益，包括但不限於所有權，版權，專利和其他智慧財產權，專有技術，商業秘密和其他，無論它們是由NOCERA開發還是由基於NOCERA原有智慧財產權而由國內公司開發，均是NOCERA的財產和專有權。國內公司應簽訂所有必要檔並採取一切必要措施，使NOCERA成為該智慧財產權的所有者。國內公司不得質疑NOCERA對所有此類智慧財產權的所有權。國內公司擬通過註冊申請或其他方式取得任何智慧財產權的，應當事先取得NOCERA的書面同意。

Rights that are generated. Any right and interest generated from the performance of this Agreement or otherwise developed by the Domestic Company in connection with the Target Business, including but not limited to the ownership, copyright, patent and other intellectual property rights, know-how, trade secrets, software, databases, designs, methodologies, processes, and others, regardless of whether they are developed by NOCERA, developed by the Domestic Company independently, or developed by the Domestic Company based on the original intellectual property rights of NOCERA, shall be the proprietary and exclusive right and interest of NOCERA. The Domestic Company hereby irrevocably assigns to NOCERA all such intellectual property rights upon their creation. The Domestic Company shall enter into all necessary documents and take all necessary actions, for NOCERA to become owner of such intellectual property rights. The Domestic Company shall not challenge NOCERA’s ownership of all such intellectual property rights. Where the Domestic Company intends to obtain any such intellectual property rights by application for registration or otherwise, it shall first obtain the written consent of NOCERA and shall apply for such registration in the name of NOCERA or as NOCERA directs.

8.2權利許可。NOCERA可以向國內公司授予非獨占許可，以使用第8.1條規定的智慧財產權。該許可的授予應由雙方另行商定。未經NOCERA事先書面同意，國內公司不得轉讓或再許可NOCERA授予國內公司的智慧財產權許可。

License of Rights. NOCERA may grant a non-exclusive license to the Domestic Company to use the intellectual property rights set forth in Article 8.1. Such granting of license shall be otherwise agreed by the Parties in a separate agreement. Without prior written consent of NOCERA, the Domestic Company may not transfer or sub-license the intellectual property rights license granted to the Domestic Company by NOCERA.

9.	有效性和期限

Effectiveness and Term

9.1本協定於上述簽署日簽署並生效。除非根據本協定的條款或雙方之間達成的相關協定提前終止，否則本協定的期限為十（10）年。

This Agreement is signed and effective on the date first written above. Unless early terminated in accordance with the terms of this Agreement or relevant agreement concluded between the Parties, the term of this Agreement shall be ten (10) years.

9.2除非雙方另有約定並簽訂書面協定，否則本協定到期後其有效期將自動延長十（10）年。

Upon expiry of the term, unless NOCERA has by a thirty (30) days’ prior written notice notified the Domestic Company not to renew, this Agreement shall be automatically renewed for one (1) year, and so on.

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10.	終止

Termination

10.1到期日終止。除非根據本協定的有關規定終止本協定，否則本協定具有完全的效力。

Termination on Expiry Date. This Agreement shall have full force and effect unless it is terminated in accordance with relevant provisions hereof.

10.2提前終止。在本協議有效期內，國內公司不得提前終止本協議。儘管有上述規定，NOCERA可以在任何時候提前三十（30）天向國內公司發出書面通知，以終止本協議。

Early Termination. During the term of this Agreement, the Domestic Company shall not early terminate this Agreement. Notwithstanding the foregoing, NOCERA may at any time issue a written notice to the Domestic Company thirty (30) days in advance to terminate this Agreement. The Domestic Company may not terminate or rescind this Agreement for any reason without the prior written consent of NOCERA.

10.3存續。本協定終止後，雙方根據第5條，第6條，第7條和第11條的權利和義務繼續有效。

Survival Upon termination of this Agreement the rights and obligations of the Parties under Article 5. Article 6, Article 7 and Article 11 shall survive.

11.	適用法律和爭議解決

Applicable Laws and Dispute Resolution

11.1本協議的訂立、效力、解釋、履行、修改和終止以及爭議的解決均適用中華民國法律。

Applicable Laws. The formation, validity, interpretation, performance of, and the resolution of dispute arising out of this Agreement shall be governed by the Taiwan (R.O.C) laws.

11.2爭議解決。因解釋和履行本協議而發生的任何爭議，本協議各方首先通過友好協商的方式加以解決。如果與本協定有關或由本協定引起的任何爭議無法通過友好協商解決，任何一方均可將此類爭議提交中華民國地方法院仲裁，並根據其當時有效的仲裁規則在中華民國解決紛爭。對於本協議下的仲裁，仲裁庭應由三名仲裁員組成。申請人和被申請人各自指定一名仲裁員，第三名仲裁員由上述兩名仲裁員經協商或由中華民國地方法院委任。仲裁裁決是終局的，對雙方具有法律約束力。除仲裁裁決另有規定外，所有費用應由敗方承擔。雙方一致同意仲裁不得公開進行。

Dispute Resolution. Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties upon friendly negotiation. If any dispute in connection with or arising out of this Agreement cannot be resolved through friendly negotiation, either Party may submit such dispute to the Chinese Arbitration Association, Taipei for arbitration, seated in Taipei, and administered in accordance with its arbitration rules then in force. The arbitration shall be conducted in English. For the arbitration hereunder, the arbitration tribunal shall consist of three arbitrators. The applicant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the said two arbitrators upon negotiation or appointed by the Chinese Arbitration Association, Taipei. The arbitration award shall be final and legally binding upon the Parties. Except as otherwise provided in the arbitration award, all costs shall be borne by the defeated Party. The Parties unanimously agree that the arbitration shall not be conducted publicly.

11.3仲裁期間，除仲裁中有爭議的部分外，雙方應繼續享有並履行其各自的權利和義務。

During arbitration, except for the disputed part under arbitration, the Parties shall continue to enjoy and fulfill their respective rights and obligations hereunder.

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12.	法律變更

Change in Law

本協議生效後，如果中華民國的任何中央或地方立法或行政機關修改任何中央或地方法律，法規，條例或其他規範性檔，包括修改，補充，廢除，解釋或公佈任何實施方法或規則現行法律，法規，條例或其他規範性檔（統稱“修訂”），或者發佈新的法律，法規，條例或者其他規範性檔（統稱“新規”），則在以下前提下適用：

Upon effectiveness of this Agreement, if any central or local legislative or administrative authority in the Taiwan (R.O.C) amends any central or local Taiwan (R.O.C) law, regulation, ordinance or other normative document, including amending, supplementing, repealing, interpreting or publishing implementing methods or rules for any existing law, regulation, ordinance or other normative document (collectively referred to as the “Amendment”),or issuing any new law, regulation, ordinance or other normative document (collectively referred to as “New Regulation’’),the following provisions shall apply:

12.1如果修訂或新規對任何一方比本協議有效期內的適用法律，法規更有利（而另一方不會因此產生任何重大不利影響），則各方應及時向有關當局申請（如有必要）獲取此類利益。雙方應盡一切努力促使獲取此類許可；

If the Amendment or New Regulation is more favorable to any Party than any applicable law, regulation, ordinance or other normative document then in force on the effective date of this Agreement (and the other Party will not thus be imposed any material adverse effect), then the Parties shall timely apply to relevant authority (if necessary) for obtaining the benefits of such Amendment or New Regulation. The Parties shall make every effort to procure the approval of such application.；

12.2如果由於修訂或新規對NOCERA的經濟利益有任何直接或間接的重大不利影響，並且雙方不能按照本協議之規定解決對NOCERA經濟利益的不利影響，則在NOCERA通知其他各方後，雙方應及時協商對本協議進行所有必要的修改，以最大限度地保護NOCERA的經濟利益。

If, due to the Amendment or New Regulation, there is any direct or indirect material adverse effect on the economic interests of NOCERA hereunder, and the Parties cannot solve such adverse effect imposed on the economic interests of NOCERA in accordance with the provisions of this Agreement, then after NOCERA notifies the other Parties, the Parties shall timely negotiate to make all requisite amendment to this Agreement to maximally protect the economic interests of NOCERA hereunder.

13.	不可抗力

Force Majeure

13.1“不可抗力事件”是指任何超出締約方合理控制範圍的事件，並且不能通過受影響方的合理注意義務來防止，包括但不限於自然災害，戰爭和暴動。但欠缺債信，資本或資金不視為超出一方合理控制範圍。如果發生不可抗力事件延遲或妨礙履行本協議，受影響的一方僅對此類延遲或無法履行不承擔責任。尋求免除本協定履約義務或本協定任何條款規定的受影響方應立即通知另一方被免除的義務和完成履行應採取的措施。

A “Force Majeure Event” refers to any event that is beyond the reasonable control of a Party and cannot be prevented with reasonable care of the affected Party, including but not limited to natural disasters, war and riot. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a Party. In the event that the occurrence of a Force Majeure Event delays or prevents the performance of this Agreement, the affected Party shall not be liable for any obligations hereunder only for such delayed or prevented performance. The affected Party who seeks to be exempt from the performance obligation under this Agreement or any provision hereof shall inform the other Party, without delay, of the exemption of obligation and the approaches that shall be taken to complete performance.

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13.2只有當受影響方已盡一切合理努力履行本協議時，尋求豁免義務的一方始可免除履行被延遲或被阻礙的義務，而不承擔任何責任。一旦此類責任免除的原因被糾正或修補，各方同意盡最大努力恢復履行本協議。

The Party affected by Force Majeure Event shall not assume any liability hereunder, provided that only when the affected Party has made all reasonable efforts to perform this Agreement, the Party who seeks exemption of obligation may be exempted from performing such obligation and only to the extent of the delayed or impeded performance. Once the cause for such exemption of liability is corrected and remedied, each Party agrees to use his or its best efforts to resume the performance of this Agreement.

14.	其他

Miscellaneous

14.1通知。根據本協定發出的所有通知均應通過專人遞送、傳真或掛號郵件發送。如果通過掛號郵件發送，則在簽署掛號郵件的回執之日視為有效地發出通知。通過專人遞送或傳真傳送時，則視為於交付之日發出通知。通過傳真發送的通知的原件應通過掛號郵件發送或在通過傳真發送後由專人遞送。

Notice. All notices required to be given pursuant to this Agreement shall be delivered personally or sent by facsimile transmission or registered mail. A notice shall be deemed effectively given on the date of the signature on the receipt of the registered mail if sent by registered mail, or on the date of delivery if given by personal delivery or facsimile transmission. The original copy of the notice sent by facsimile transmission shall be sent by registered mail or delivered personally immediately after being sent by facsimile transmission.

14.2進一步保證。雙方同意立即簽訂為履行本協定條款和目的而合理需要的其他檔，並採取有助於履行本協定條款和目的的進一步合理行動。

Further Assurance. The Parties agree to promptly execute documents that are reasonably required for the implementation of the provisions and purpose of this Agreement and take further actions that are reasonably required for the implementation of the provisions and purpose of this Agreement.

14.3完整協議。除本協定簽署之後的書面修改，補充或變更外，本協定應構成雙方就本協定內容達成的完整協定，並取代所有事先的口頭和書面協商。

Entire Agreement. Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

14.4標題。本協議的標題僅為方便起見，不得用於解釋或以其他方式影響本協定條款的含義。

Headings. The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

14.5稅收和費用。各方應各自承擔因本協議的簽署和履行而產生的任何和所有稅費。

Taxes and Expenses. Each Party shall bear any and all taxes and expenses occurring to or levied on it with respect to the execution and performance of this Agreement.

14.6轉讓協議。未經NOCERA事先書面同意，國內公司不得轉讓本協議項下權利和義務予任何協力廠商。國內公司特此同意NOCERA可將其在本協議項下的權利和義務轉讓給任何協力廠商，在這種情況下，NOCERA只需向國內公司發送書面通知，而無需進一步征得國內公司的同意。

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Transfer of Agreement. Without prior written consent of NOCERA, the Domestic Company may not assign its rights and obligations hereunder to any third party. The Domestic Company hereby agrees that NOCERA may assign its rights and obligations hereunder to any third party, in which case NOCERA only needs to send a written notice to the Domestic Company, without further obtaining the consent of the Domestic Company for such assignment.

14.7承繼。本協議對締約方各自的繼承人及經許可的受讓人發生拘束力。

Succession. This Agreement shall be inure to the benefits of and binding upon the respective successors and permitted assigns of each Party.

14.8可分割性。如果本協議的任何條款因相關法律不一致而無效或不可執行，則該條款僅在相關法律適用的範圍內被視為無效或不可執行，且不會影響本協議其他條款的法律效力。

Severability. If any provision of this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be deemed invalid or unenforceable only to the extent where the relevant laws apply, and will not affect the legal validity of other provisions of this Agreement.

14.9豁免。任一締約方均可豁免本協議的條款和條件，前提是此類豁免僅在以書面形式提出並經各方同意和簽署後生效。如果違約之一方在特定情況下得到他方的豁免，該豁免不構成也取得其他類似違約行為的豁免。

Waiver. Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall only become effective if made in writing and agreed and signed by the Parties. No waiver by a Party of the breach by the other Party in a specific case shall operate as a waiver by such Party of any similar breach by the other Party in other cases.

14.10協議的修正和補充。各方應通過書面文書修改和補充本協議。經各方妥善簽署後，該修改和補充將成為本協定的組成部分，並具有與本協定相同的法律效力。

Amendment and Supplement of Agreement. The Parties shall amend and supplement this Agreement by a written instrument. Any amendment and supplement will become an integral part of this Agreement after proper execution by the Parties and have same legal effect as this Agreement.

14.11份數及語言。本協議應以中、英文書就，一式兩份，NOCERA和國內公司各持一份，各份具有同等效力。如果中、英文發生不一致，則以英文版本為准。

Counterpart and Language. This Agreement shall be written in Chinese and English and made in duplicate, with NOCERA and the Domestic Company each holding one copy with the same effect. In the event of any inconsistency between Chinese and English, the English version shall prevail.

Nocera, Inc.

簽字：

Signature：

姓名： 鄧淞元

Name： Song-Yuan Teng

職務： 亞洲區執行長

Title： CEO of Asia

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國內公司：晶旺科技股份有限公司

Domestic Company：QMAX Technology CO., LTD.

簽字：

Signature：

姓名：

Name：

職務：

Title：

（本頁留作獨家業務合作協定的簽名頁）

(This page is intentionally left as the signature page of the Exclusive Business Cooperation Agreement)

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附件一：技術諮詢和服務清單

Appendix 1: List of Technical Consulting and Services

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附件2：技術諮詢和服務費的計算和支付方法

Appendix 2: Method for Calculation and Payment of Technical Consulting and Service Fee

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